Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Strategic Acquisitions, Inc., a Nevada corporation (the “Registrant”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7th, 2023
/s/ Yuanyuan Huang
Yuanyuan Huang
Secretary, Treasurer, Director (Principal Financial Officer)

[A signed original of this written statement required by Section 906 has been provided to Strategic Acquisitions, Inc. and will be retained by Strategic Acquisitions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]